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                                                                    EXHIBIT 10.3

                           WAIVER AND SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

        This WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") dated as of November 13, 2001 by and among AMERICA SERVICE GROUP INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower who are parties to the Credit Agreement ("Guarantors"), and BANK OF AMERICA, N.A., a national banking association as administrative agent and issuing bank ("Agent") for itself, AMSOUTH BANK, HARRIS TRUST AND SAVINGS BANK, AND COMERICA BANK (collectively the "Lenders") (as defined in the Credit Agreement described below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

        WHEREAS, the Borrower, the Lenders, and the Agent are parties to a certain Amended and Restated Credit Agreement dated as of August 1, 2000 as amended by that Amendment No. 1 dated August 28, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Credit Agreement);

        WHEREAS, the Borrower is in default under the terms of the Credit Agreement; and

        WHEREAS, pursuant to the terms and conditions contained herein the Agent, on behalf of the Lenders, is willing to waive that default;

        NOW THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        SECTION 1. Waiver. The Borrower acknowledges that it failed to comply with (i) the Fixed Charge Coverage Ratio, (ii) the Leverage Ratio, and (iii) EBITDA covenant for the Fiscal Quarter ending September 30, 2001 ("Third Fiscal Quarter"), all of which are required by Article 10.1 of the Credit Agreement. As requested by the Borrower, the Lenders hereby waive any Default or Event of Default caused by such failure of the Borrower to comply with Section 10.1.2,
10.1.3 and 10.1.5 for the Third Fiscal Quarter. The waivers provided herein shall extend to and cover only the matters expressly described herein, and shall be effective and limited to the time period specifically provided herein, and shall not act as or constitute waivers of or consents to any other Defaults or Events of Default or to any other transaction, act or omission, whether related or unrelated to the foregoing. Further, said waivers shall not extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly waived hereby.

        SECTION 2. Amendments to Credit Agreement. Effective as of the Effective Date (as herein defined), the Credit Agreement is hereby amended as follows:



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        (a) Section 2.1.3(b) is hereby amended to provide for an additional payment reduction of $1,000,000.00, payable on the Effective Date. Such payment shall be a permanent reduction of the Commitments.

        (b) The definition of "Maturity Date" is amended to provide that Maturity Date shall mean April 1, 2003, or such earlier date to which the maturity of the Obligations may be accelerated pursuant to the terms of the Agreement.

        (c) Notwithstanding any provision to the contrary in the Credit Agreement as of the Effective Date, the Applicable Base Rate Margin shall be 3.00% and the Applicable Letter of Credit Fee Percentage shall be 4.50%.

        (d) Section 9.5 - Restricted Payments shall be amended to delete all exceptions except subsection 9.5(a) to the restrictions on payments. Borrower and Guarantors shall not declare, pay or make, or permit any of their respective Subsidiaries to declare, pay or make any Restricted Payments.

        (e) LIBOR pricing and borrowing shall not be available to Borrower after Effective Date. All Loans shall accrue interest prior to an Event of Default at the Base Rate plus the applicable Base Rate Margin.

            SECTION 3. Additional Permanent Reduction. In addition to the mandatory reductions of commitments required in Section 2.1.3, the Borrower additionally agrees to pay 100% of any proceeds received on account of any tax refund to Agent immediately upon receipt. The tax refund proceeds shall be applied as a permanent reduction to the Commitments. Borrower expects to receive a tax refund during the First Fiscal Quarter of 2002.

            SECTION 4. Full Dominion. The following provision shall be added as a new provision 3.7 - Full Dominion:

        (a) Borrower and Guarantors will, at the Agent's direction, take such action as the Agent, in its exclusive, reasonable judgment may deem necessary to enforce collection or performance of the accounts which are Collateral (the "Accounts"), and Borrower shall by November 30, 2001 direct and arrange (and cause each of their respective Subsidiaries to direct and arrange), at the sole cost and expense of the Borrower, for remittances on all Accounts to be made (i) directly to one or more lockboxes designated by the Agent under the terms of a lockbox agreement or (ii) in such other manner as the Agent may direct.

        (b) All remittances on all Accounts processed in accordance with this section and received by the Agent shall be promptly deposited in one or more Controlled Disbursement Accounts as defined below designated by the Agent, subject to withdrawal by the Agent only, as provided below. In connection therewith, the Agent is irrevocably authorized to cause all remittances on all Accounts and any net proceeds or other collections on any other Collateral received by the Agent from whatever means, whether pursuant to a lockbox agreement or


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otherwise, to be promptly deposited in such Controlled Disbursement Account(s)
designated by the Agent. All amounts and proceeds (including instruments) received by any Borrower or any Guarantor in respect of the Accounts shall be received in trust for the benefit of the Agent for itself and the benefit of the Lenders, shall be segregated from other funds of Borrower (or such Guarantor, if applicable) and shall be forthwith paid over to the Agent for itself and the benefit of the Lenders in the same form as so received (with any necessary endorsement) to be deposited in the lockbox account, held as cash collateral and applied as specified in the Credit Agreement.

        (c) All collections or proceeds of Accounts and other Collateral received by the Agent from the lockbox agreement shall be applied automatically by the Agent to reduce the outstanding balances of the Loans (first to cost and expenses, then to interest accrued and due, with the balance to principal), subject to the continued accrual of interest on the Loans to which such remittances and payments are applied for one (1) Business Day (or for two (2) Business Days in the case of remittances and payments received after _________ p.m., Charlotte, North Carolina time) and in any event subject to final collection in cash of the item deposited.

        (d) For purposes of this section, Controlled Disbursement Account shall mean any controlled disbursement account or any other accounts designated by Agent, subject to withdrawal by Agent only, maintained by Borrower or Guarantors with the Agent or another bank in connection with, and linked to, a lockbox account.

        (e) Borrower and Guarantors shall disclose to Agent on or before November 16, 2001, the name, the location and account number of all depository accounts which are not with Agent. Borrower and Guarantors agree to execute such further documentation as Agent may reasonably require to implement the provisions of this section.

            SECTION 5. Effective Date. This Agreement shall be deemed effective (the "Effective Date") when this Amendment shall have been executed by Borrower and the Lenders and delivered to the Agent.

            SECTION 6. Additional Financial Reporting. Borrowers and Guarantors agree to cooperate with the Agent and its professionals to provide such additional information and report as Agent may request regarding their financial condition and the status of the Collateral.

            SECTION 7. Representations and Warranties of Borrower. Borrower, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agent as follows:

        (a) The execution, delivery and performance by Borrower of this Agreement is within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of Borrower or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound


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or (ii) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

        (b) This Agreement constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

        (c) No Default or Event of Default, which has not been waived by this Agreement, has occurred and is continuing as of the Effective Date.

            SECTION 8. Survival. Each of the foregoing representations and warranties and each of the representations and warranties made in the Credit Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agent.

            SECTION 9. No Waiver, Etc. Except as otherwise provided herein, Borrower hereby agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation during the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

            SECTION 10. Release and Waiver. The Borrower and the Guarantors hereby stipulate, acknowledge and agree that they have no claims or causes of action of any kind whatsoever against the Lenders, the Administrative Agent or the Issuing Bank. The Borrower and the Guarantors hereby release the Lenders, the Administrative Agent and the Issuing Bank from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, that the Borrower or the Guarantors may now or hereafter have relating in any way to any event, circumstance, action or failure to act on or before the date of this Amendment. The release by the Borrower and the Guarantors herein, together with the other terms and provisions of this Amendment, are entered into by Borrower and Guarantors advisedly and without compulsion, coercion or duress, the Borrower and Guarantors having determined that this Amendment and all its terms, conditions and provisions are in the economic best interests of the Borrower and Guarantors. The Borrower and Guarantors represent that they are entering into this Amendment freely and with the advice of counsel as to their legal alternatives.



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            SECTION 11. Affirmation of Covenants. Borrower hereby affirms and restates as of the date hereof all covenants set forth in the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

            SECTION 12. Ratification of Credit Agreement. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

            SECTION 13. Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

            SECTION 14. Waiver Fee. Borrower agrees to pay to Agent on behalf of Lenders a fee of $65,000 simultaneously with the execution of this Agreement.

            SECTION 15. Costs, Expenses and Taxes. Borrower agrees to pay within five (5) Business Days of the date of the Agent's demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of professionals for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

            SECTION 16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee.

            SECTION 17. Entire Understanding. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supercede any prior negotiations or agreements, whether written or oral, with respect thereto.

            SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.



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        IN WITNESS WHEREOF, the parties have executed this Waiver and Second
Amendment to the Amended and Restated Credit Agreement through their authorized officers as of the date first written above.

                                       BORROWER:

                                       AMERICA SERVICE GROUP INC.

                                       By:________________________________
                                       Name:
                                       Title:

                                       GUARANTORS:

                                       PRISON HEALTH SERVICES INC.,
                                       A DELAWARE CORPORATION

                                       By:________________________________
                                       Name:
                                       Title:

                                       PRISON HEALTH SERVICES OF
                                       INDIANA, LLC, AN INDIANA LIMITED
                                       LIABILITY COMPANY

                                       By:________________________________
                                                Prison Health Services Inc., a
                                                Delaware Corporation being the
                                                duly authorized General Manager
                                                thereof

                                       EMSA GOVERNMENT SERVICES INC.,
                                       A FLORIDA CORPORATION

                                       By:________________________________
                                       Name:
                                       Title:



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                                       EMSA CORRECTIONAL CARE, INC.,
                                       A FLORIDA CORPORATION

                                       By:________________________________
                                       Name:
                                       Title:

                                       EMSA MILITARY SERVICES, INC.,
                                       A FLORIDA CORPORATION

                                       By:________________________________
                                       Name:
                                       Title:

                                       EMSA LIMITED PARTNERSHIP,
                                       A FLORIDA CORPORATION

                                       By:________________________________
                                                EMSA Correctional Care, Inc.,
                                                a Florida Corporation being the
                                                duly authorized General Partner
                                                thereof

                                       CORRECTIONAL HEALTH SERVICES, INC.,
                                       A NEW JERSEY CORPORATION

                                       By:________________________________
                                       Name:
                                       Title:











                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT]




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                                       BANK OF AMERICA, N.A., AS A LENDER
                                       AND AS AGENT

                                       By:________________________________
                                       Name:
                                       Title:





















                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT]




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                                       HARRIS BANK AND TRUST COMPANY,
                                       AS A LENDER AND CO-AGENT

                                       By:________________________________
                                       Name:
                                       Title:
























                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT]





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                                       COMERICA BANK, AS A LENDER

                                       By:________________________________
                                       Name:
                                       Title:
























                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT]






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                                       AMSOUTH BANK, AS  LENDER AND
                                       CO-AGENT

                                       By:________________________________
                                       Name:
                                       Title:




























                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT]



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